EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gilbert G. Lundstrom, Chairman of the Board and Chief Executive Officer of TierOne Corporation (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2004              By: /s/ Gilbert G. Lundstrom
                                   --------------------------------------------
                                   Gilbert G. Lundstrom, Chairman of the Board
                                   and Chief Executive Officer

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to TierOne Corporation and will be retained by TierOne Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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